EXHIBIT 10.6

                               SECURITY AGREEMENT


       THIS SECURITY AGREEMENT dated as of April 12, 2004 (this "Agreement") by and between MME, Inc., a New Jersey corporation (the "Secured Party") and PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation having an office at PMB 300 1630 A 30th Street, Boulder, Colorado 80301 (the "Debtor").

                              W I T N E S S E T H:
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       WHEREAS,  pursuant  to a certain  loan  agreement  dated as of (the "Loan
Agreement") Secured Party loaned the principal sum of $80,000.00 (the "Loan") to Debtor;

       WHEREAS, pursuant to a certain promissory note dated as of the date hereof (the "Promissory Note") issued by Debtor to Secured Party, Debtor has agreed to pay to Secured Party the Loan in accordance with the terms thereof;

       WHEREAS, in connection with the execution, delivery and performance of the Loan Agreement and Promissory Note, Debtor has agreed to provide to Secured Party security for its obligations under the Loan Agreement and Promissory Note in accordance with the terms hereof.

       NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

       1. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations (as hereinafter defined) and to induce Secured Party to make the Loan to Debtor contemplated under the Promissory Note in accordance with the terms thereof, Debtor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in, all of Debtor's assets, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"), including without limitation, all personal and fixture property of every kind and nature, goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, software, copyrights, trademarks and all general intangibles (including all payment intangibles).

       2. PROTECTION OF COLLATERAL. (i) For so long as the Promissory Note remains unpaid, Debtor shall:

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              (a)    timely  pay all  taxes  levied  upon all or any part of the
                     Collateral;

              (b)    keep the Collateral in good repair and condition;

              (c) not suffer or permit the Collateral to be attached or seized and defend title to the Collateral against third parties; and

              (d) not use the Collateral in violation of any applicable statute or ordinance.

       3. DEBTOR'S RECORDS. Debtor shall keep at all times reasonably available for inspection by Secured Party, accurate and complete records of the status of the Collateral.

       4. LOCATION AND INSPECTION OF COLLATERAL. Debtor shall maintain the Collateral on the premises where it is now located at the office of Debtor at the address set forth above. Secured Party or its agent shall have the right at any time during normal business hours to inspect the Collateral and the records of Debtor relating thereto.

       5. FINANCING STATEMENTS. Debtor hereby agrees to do all such acts and things, and to execute and deliver to Secured Party from time to time such financing statements, certificates and any additional agreements, documents and instruments and obtain all such consents and approvals considered necessary by Secured Party or its counsel to effectuate, finalize, record or perfect the transactions contemplated under the Promissory Note, the Loan Agreement and this Agreement and to secure the rights of Secured Party thereunder and hereunder. Debtor hereby irrevocably authorizes Secured Party, or its designee, at Debtor's expense, to do any of the foregoing acts and to execute any and all agreements, documents and instruments, including without limitation, to file such financing statements with or without Debtor's signature, as Secured Party deems necessary or desirable, and, to irrevocably appoint (which appointment is coupled with an interest) Secured Party as the attorney-in-fact of Debtor to execute such agreements, documents, instruments and financing statements.

       6. DEFAULT. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions:

              (a) Debtor defaults in the payment of principal or interest on the Promissory Note when and as the same shall become due and payable whether by acceleration thereof or otherwise;

              (b) Debtor defaults in the performance or observance of any of the covenants and agreements contained in the Promissory Note (other than those relating to payment) and same shall remain unremedied for a period ending on the first to occur of five (5) business days


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                     after Debtor shall receive  written  notice of such default from Secured Party, unless such cure cannot reasonably be completed within said period, then if a remedy is not commenced within said time period and diligently and continuously prosecuted to completion within thirty (60) days following the default;

              (c) Debtor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or Debtor files any petition for relief under the federal Bankruptcy Code; or any order, judgment or decree is entered adjudicating Debtor bankrupt or insolvent;

              (d) Debtor petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator of Debtor, or of any substantial part of the assets of or any proceedings for the voluntary liquidation and dissolution of Debtor under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

              (e) any such petition or application is filed, or any such proceedings are commenced, against Debtor and Debtor by any act indicates its approval thereof, consent thereto or acquiescence therein, or any order, judgment or decree is entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings and such order, judgment or decree remains unstayed and in effect for more than thirty (30) days; or

              (f) any order, judgment or decree is entered in any proceeding against Debtor decreeing the dissolution of Debtor and such order, judgment or decree remains unstayed and in effect for more than thirty (30) days.

       7. REMEDIES. Upon the occurrence of any event of default by Debtor hereunder, as described more fully in Section 6 hereof, Secured Party shall be entitled to realize upon the Collateral to satisfy any and all of the Secured Obligations. Upon such occurrence, Secured Party:

              (a) may, at its option, accelerate and declare the whole of the unpaid balance of the Promissory Note immediately due and payable;

              (b) may, after first notifying Debtor of its intention to do so, notify account debtors of Debtor that the Collateral and the right, title and

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                     interest  of  Debtor  in and to the  Collateral  have  been assigned to Secured Party and that payment thereunder shall be made directly to Secured Party. In addition and upon the request of Secured Party, Debtor will so notify such account debtors;

              (c) may, in its own name or in the name of others, communicate with such account debtors in respect of the Collateral to verify with such persons to Secured Party's satisfaction the existence, amount and terms of the Collateral;

              (d) shall have and may exercise all the rights and remedies available to a secured party for the foreclosure of a security interest under the Uniform Commercial Code; and

              (e) shall have the right to do all things necessary or convenient to realize upon all or any portion of the Collateral.

              All remedies of Secured Party hereunder shall be cumulative. In the event of Secured Party's realization on the sale of the Collateral exceeds the sum due to Secured Party under the Promissory Note and this Agreement, Debtor shall be entitled to any surplus; otherwise, Debtor shall, jointly and severally, remain liable to Secured Party for any deficiency. Secured Party shall give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Any requirements of reasonable notice under this Section 7 shall be met if such notice is mailed, postage prepaid, to the address of Debtor set forth herein at least thirty (30) days before the time of the sale or disposition. Secured Party shall be entitled to recover from Debtor its expense of retaking, holding, preparing for sale, or selling the Collateral which expenses shall include reasonable attorneys' fees incurred by Secured Party.

       8. REPRESENTATIONS OF DEBTOR. Debtor represents that the execution, delivery and performance of this Security Agreement are within Debtor's corporate powers, have been duly authorized, are not in contravention of the terms of Debtor's Certificate of Incorporation, By-Laws or any agreement to which Debtor is a party or by which it is bound.

       9. TERMINATION. This Agreement shall automatically terminate and shall be null and void and of no force and effect, when the Secured Obligations are fully satisfied.

              Upon satisfaction in full of the Secured Obligations, Secured Party, if so requested by Debtor, agrees to execute and cause to be filed with the appropriate governmental authorities such termination statements under the Uniform Commercial Code, or such other documents, as shall be necessary to release the lien created by this Agreement against the Collateral and to terminate any security interest of Secured Party created hereby.

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       10.    MISCELLANEOUS.

              (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto.

              (b) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

              (c) NOTICES. All notices, requests, demands, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) upon hand delivery, (ii) upon receipt by facsimile, (iii) the next business day after delivery to a reputable overnight courier which provides for acknowledgement of receipt, or (iv) three (3) days after deposit in the United States mail by first-class, postage prepaid, registered or certified mail, return receipt requested, as follows:

              (i)    If to Secured Party, at:

                     MME, Inc.
                     204 Federal Road, Ste. 319
                     Brookfield, CT 06804



              (ii)   If to Debtor, to:

                     Mr. Kelly T. Hickel, President
                     Paradise Music & Entertainment, Inc.
                     PMB 300 1630 A 30th Street
                     Boulder, Colorado 80301
                     Fax No. (212) 590-2151

                     With a copy to:

                     Mr. Jeffrey Rinde
                     Bondy & Schloss
                     60 E. 42nd. St.
                     NY, NY 10165
                     Fax No. (212) 972-1677

              (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (other than the choice of law principles

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thereof).  Any action,  suit or other  proceeding  initiated by any either party hereto against the other party hereto under or in connection with this Agreement may be brought in any Federal or state court in the State of Connecticut, as the party bringing such action, suit or proceeding shall elect, having jurisdiction over the subject matter thereof. Secured Party and Debtor hereby submit themselves to the jurisdiction of any such court and agree that service of process on them in any such action, suit or proceeding may be effected by the means by which notices are to be given to them under this Agreement.

              (e) REMEDIES. The parties hereto acknowledge that the remedy at law for any breach of the obligations undertaken by the parties hereto is and will be insufficient and inadequate and that the parties hereto shall be entitled to equitable relief, in addition to remedies at law. In the event of any action to enforce the provisions of this Agreement, the parties hereto shall waive the defense that there is an adequate remedy at law. The parties hereto acknowledge that the benefits to be obtained by the parties hereto are unique and cannot be readily obtainable on the open market. Without limiting any remedies any party may otherwise have, in the event any party refuses to perform its obligations under this Agreement, the other party shall have, in addition to any other remedy at law or in equity, the right to specific performance.

              (f) ILLEGALITIES. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

              (g) ASSIGNABILITY. This Agreement shall not be assignable by either party hereto, and any purported assignment by any party shall be void; PROVIDED, HOWEVER, that Secured Party may assign this Agreement to any person to whom Secured Party has negotiated or assigned all or part of its rights under any of the Secured Obligations.

              (h) THIRD PARTY RIGHTS. Notwithstanding any other provision of this Agreement, this Agreement shall not create benefits on behalf of any third party, and this Agreement shall be effective only as between the parties hereto and their respective successors, heirs and permitted assigns.

              (i) AMENDMENTS AND WAIVERS. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment or supplementation, of this Agreement shall be effective only if in writing.

              (j) EXPENSES. Debtor shall be responsible for Secured Party's legal fees and other costs and expenses with respect to the negotiation, execution and the delivery of this Agreement. Additionally, Debtor shall pay on demand all costs and expenses (including, without

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limitation,  reasonable  legal fees) incurred by the Secured Party in connection with the enforcement of the Promissory Note and/or this Agreement.

              (k) FURTHER ACTIONS. From time to time subsequent to the date hereof, as and when requested by Secured Party, Debtor shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to consummate and to effect the transactions expressly required to be performed by Debtor hereunder.

              (l) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


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       IN WITNESS  WHEREOF,  the undersigned  have executed this Agreement as of the date first above written.

                                            SECURED PARTY:

                                            MME, Inc.


                                            By: [SIGNATURE ILLEGIBLE]
                                               ------------------------------



                                                     DEBTOR:

                                            PARADISE MUSIC & ENTERTAINMENT, INC.


                                            By: /s/ Kelly T. Hickel
                                               ------------------------------
                                               Name:  Kelly T. Hickel
                                               Title: Chairman and President


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